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                            SUPPLEMENT TO PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION

                     WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                    SEPARATE ACCOUNT 1 AND SEPARATE ACCOUNT 2

                          GROWTH & INCOME II PORTFOLIO
                          OF SELECT ADVISORS PORTFOLIOS

                THIS SUPPLEMENT IS DATED AS OF SEPTEMBER 7, 1998.

         The Prospectuses and Statements of Additional Information of Western-Southern Life Assurance Company Separate Account 1 and Separate Account 2, each dated May 1, 1998, are hereby amended and supplemented with the following information.

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         On September 7, 1998, Zurich Insurance Company ("Zurich") combined its financial services businesses, including Zurich's 70% interest in Scudder Kemper Investments, Inc. ("Scudder Kemper") with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") to form a new global insurance and financial services company, known as Zurich Financial Services. By way of a dual holding company structure, Zurich's shareholders own approximately 57% of the new organization, with the balance owned by B.A.T's shareholders.

         Scudder Kemper serves as portfolio advisor to the Growth & Income II Portfolio (the "Growth & Income Portfolio") of Select Advisors Portfolios (the "SA Trust"). The Growth & Income Sub-Account of Separate Account 1 and the Growth & Income Sub-Account of Separate Account 2 each invests in the Growth & Income Portfolio.

         As a result of the transaction, the Portfolio Advisory Agreement with Scudder Kemper for the Growth & Income Portfolio was deemed to have been assigned and therefore terminated. The Board of Trustees of SA Trust (the "Board") approved a new Portfolio Advisory Agreement with Scudder Kemper on September 2, 1998. The new Portfolio Advisory Agreement is substantially identical to the previous Portfolio Advisory Agreement, except for the date of execution and termination. The new Portfolio Advisory Agreement became effective as of September 7, 1998.

         The Board will seek approval of the new Portfolio Advisory Agreement through a proxy solicitation in connection with a meeting of the interest holders of the Growth & Income Portfolio. The meeting is scheduled for late January, 1999. At the meeting, each of Separate Account 1 and Separate Account 2 will vote the interests it holds in the Growth & Income Portfolio in accordance with the instructions that it receives from Contract Owners who have allocated purchase payments to its Growth & Income Sub-Account.